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EXHIBIT 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 6, 2002, except as to Note 3 which is as of January 9, 2003 relating to the financial statements which appears in PPT Vision, Inc.'s Annual Report on Form 10-KSB for the year ended October 31, 2002.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
January 31, 2003

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  EXHIBIT 23.2
CONSENT OF INDEPENDENT ACCOUNTANTS